                                                                   Exhibit 10.13

                           TRUST AGREEMENT UNDER THE

                       PETROLEUM DEVELOPMENT CORPORATION

                              PROFIT SHARING PLAN

                           EFFECTIVE JANUARY 1, 1992



     This AGREEMENT and DECLARATION OF TRUST, hereinafter
referred to as the "Agreement," made as of the  18th day of
                                                ----
December, 1992; by and between PETROLEUM DEVELOPMENT
CORPORATION, a Nevada corporation (the "Company"), and UNION
NATIONAL BANK OF WEST VIRGINIA, as trustee;


                              W I T N E S S E T H:


     WHEREAS, the Company has adopted the Petroleum
Development Corporation Profit Sharing Plan (the "Plan"), which provides for certain benefits for those of its employees who are eligible thereunder;

     WHEREAS, the Company desires to appoint Union National
Bank as trustee (the "Trustee") to act pursuant to this trust agreement (the "Agreement") under the Plan; and

     WHEREAS, the parties desire that said trust agreement shall comply with the requirements of the Employee Retirement
Income Security Act of 1974, as amended from time to time;

     NOW, THEREFORE, the Company and the Trustee do hereby declare and agree each with the other, effective January 1, 1992, as follows:

Section I.   Establishment - Amendment, Termination, and
             -------------------------------------------
             Transfer of the Trust.
             ---------------------

     1.1  Establishment of Trust Fund with Trustee, and
          ---------------------------------------------
Acceptance of Appointment.  The Company hereby establishes with
--------------------------
the Trustee a trust consisting of such sums as shall be paid to the Trustee under the Plan, investments thereof, and earnings thereon. These amounts, less benefits and administrative charges paid by the Trustee pursuant to the Agreement, are referred to herein as the "Fund." The Fund shall be held, invested, reinvested, and administered by the Trustee in accordance with the Agreement. The Company hereby names the Trustee as trustee of such trust, and the Trustee hereby accepts its appointment as trustee hereunder.

     1.2  Exclusive Purpose of Fund.  The Fund shall be held
          --------------------------
by the Trustee for the exclusive purpose of (a) providing benefits to Participants in the Plan and their beneficiaries and
(b) defraying reasonable expenses of administering the Plan not paid directly by the Company. No part of the Fund shall ever inure to the benefit of the Company, except to the extent and in the circumstances expressly provided in the Plan.

     1.3  Amendment of Trust Agreement.  The Company and the
          -----------------------------
Trustee may amend the Agreement at any time by written agreement between them. No such amendment shall divest any benefits or divert any part of the Fund to any purpose other than providing benefits to Participants and their beneficiaries.

     1.4  Effect of Amendment of Plan.  The Trustee is not a
          ---------------------------


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party to the Plan except insofar as the Trustee has assumed duties under the Plan as specifically provided in the Agreement. The Company retains the right to amend any provision of the Plan; provided, however, that the allocation of responsibilities to the Trustee shall not be amended, altered, or modified without the prior written consent of the Trustee.

     1.5  Basis of Payments to and from Fund.
          ----------------------------------

     (a) Payments shall be made to the Fund by the Company in accordance with the provisions of the Plan, and the Trustee shall have no responsibility with respect to the obligation of the Company to make any such payment.

     (b) Payments of benefits shall be made to such Participants and such beneficiaries and in such amounts as shall be determined by the Committee under the terms of the Plan. The
Trustee shall have no authority or responsibility to review any such determination.

     (c) Payments of administrative and other proper expenses of the Fund shall be made by the Trustee as authorized by the Agreement, and, in any case in which such a payment requires authorization from the Committee under the terms of the Plan, shall be made pursuant to written directions from the Committee.



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

     1.6  Termination Procedures.
          -----------------------

     (a) A termination of the Agreement not involving a termination of the Plan may be accomplished by resignation or removal of the Trustee as provided below.

     (b) A termination involving a termination of the Plan shall be accomplished in accordance with the terms of the Plan.

     1.7  Resignation of Trustee.  The Trustee may resign
          -----------------------
its duties hereunder by delivering a written resignation to the Company. Such resignation shall take effect on the date provided therein, but not before the 60th day after delivery thereof, unless, prior to such 60th day, a successor trustee has been appointed and has accepted the appointment.

     1.8  Removal of Trustee.  The Trustee may be removed by
          -------------------
the Company at any time, upon notice to it. Such removal shall be effected by delivering to the Trustee a resolution of the Board of Directors removing the Trustee and by giving notice of the appointment of a successor trustee in the manner set forth in
Section 1.9. Such notice of removal shall be effective on the date specified therein, but not before the 60th day after delivery thereof, unless the notice period is waived by the Trustee.

     1.9  Successor Trustee.
          ------------------

     (a) The appointment of a successor Trustee shall be accomplished by the delivery to the resigning or removed



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Trustee of (1) a resolution of the Board of Directors appointing the successor and (2) an acceptance in writing of the office of successor executed by the successor so appointed. The appointment shall take effect on the date specified in the successor's written acceptance, subject to the notice requirements of Sections 1.7 and 1.8.

     (b) Any successor Trustee named in accordance with this Section may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. Unless amended as provided in Sections 1.3 and 1.4, all of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if the successor Trustee had been originally named herein.

     (c) If, within 60 days after notice of
resignation has been given under the provisions of Section 1.7, a successor Trustee has not been appointed, the resigning Trustee or the Company may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

     1.10  Transfer of Fund to Successor Trustee.  Upon the appointment of a
           -------------------------------------
successor Trustee, the resigning or removed
Trustee shall transfer and deliver the Fund to the successor
Trustee.

     1.11  Transfer of a Portion of the Fund to Another
           --------------------------------------------
Trust.  The Company may direct in writing from time to time that
------



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

a portion of the assets of the Fund held by the Trustee be transferred to another trust established and maintained for the investment of assets of the Plan. Upon transfer of assets pursuant to such directions, the Trustee shall have no further responsibility for the control or management of such assets, and such assets shall no longer be deemed to be subject to any provision of the Agreement.


Section II.  Named Fiduciaries and Allocation of Respon-
             -------------------------------------------
             sibilities.
             -----------

     2.1  Named Fiduciaries.  The following persons are
          ------------------
named as fiduciaries under the Agreement, shall be deemed to be named fiduciaries under the Plan, and shall be the only named fiduciaries under the Agreement:

     (a) Named Fiduciaries with Respect to Control or
         --------------------------------------------
         Management of Assets.
         ---------------------

     (1) The Trustee.  The Trustee shall have
         ------------
exclusive authority and discretion to manage and control the Fund, as provided in the Agreement, and shall have no responsibilities other than those provided in the Agreement.

     (2) The Company, as Plan Sponsor.  The
         -----------------------------
Company shall be responsible for all functions assigned or reserved to it under the Agreement, including the right to remove or replace the Trustee. Any authority assigned or reserved to the Company under the Agreement, other than responsibilities assigned to the Committee, shall be exercised by resolution of



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

the Board of Directors, and shall become effective, with respect to the Trustee, upon written notice to the Trustee signed by an officer of the Company, advising the Trustee of such exercise.

     (b) Other Named Fiduciaries -- The Committee.
         ----------------------------------------
The Committee of the Plan shall be such person(s) or entity as shall be appointed to serve as the administrator of the Plan by resolution duly adopted by the Board of Directors. Whenever a Committee is so appointed, an officer of the Company shall advise the Trustee of the name(s) of the person(s) or entity so appointed, and the Trustee may assume that such person(s) or entity remains in office until advised differently. Whenever the Trustee must or may act upon the direction or with the approval of the Committee, the Trustee may act upon a written communication signed by any one or more members of the Committee, or any agent appointed in writing by all of the members of the Committee to act on its behalf. The Trustee shall not be responsible for failure to act without a written communication from the Committee.

     2.2  Allocation of Responsibilities Among Fiduciaries.
          -------------------------------------------------

     (a) Trustee.  The Trustee shall have exclusive responsibility for the
         --------
control and management of the assets of
the Fund, as provided in the Agreement.

     (b) Committee.  The Committee shall have
         ----------
responsibility for and authority to control the operation and administration of the Plan in accordance with the terms of the



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

Plan and the Agreement, including, without limiting the generality of the foregoing. (l) all functions assigned to the Committee under the terms of the Agreement; (2) all functions assigned to the Committee under the terms of the Plan (except insofar as such terms may be inconsistent with the Agreement);
(3) determination of benefit eligibility and amount and certi-fication thereof to the Trustee; (4) hiring of persons to provide necessary services to the Plan; (5) issuance of directions to the Trustee to pay any fees, taxes, charges, or other costs incidental to the operation and management of the Plan by the Committee; (6) the preparation and filing of all reports required to be filed by the Plan with any agency of government; (7) compliance with all disclosure requirements imposed by state or federal law; and (8) maintenance of all records of the Plan other than those required to be maintained by the Trustee.

     (c) The Company.  The Company shall have
         ------------
authority over and responsibility for (1) the design of the Plan, including the right to amend the Plan; (2) the qualification under applicable law of the Plan, any amendments to the Plan, and any document relating to the Plan; (3) the funding of the Plan;
(4) the designation of all named fiduciaries as provided in the Plan and the Agreement; and (5) the exercise of all fiduciary functions provided in the Plan or the Agreement or necessary to the operation of the Plan, except those functions that are



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

assigned to other named fiduciaries pursuant to the Plan or the Agreement.

     2.3  No Joint Fiduciary Responsibilities.  The Agreement
          -----------------------------------
is intended to allocate to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to him or them as a group, and none of those responsibilities or any other responsibility shall be shared by two or more named fiduciaries unless such sharing is provided by a specific provision of the Plan or the Agreement. Whenever one named fiduciary is required by the Agreement to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility to give directions shall be deemed to be the sole responsibility of the named fiduciary giving directions, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as they are on their face proper under applicable law.

     2.4  Advisor to Named Fiduciary. A named fiduciary may
          --------------------------
employ one or more persons to render advice concerning any responsibility such named fiduciary has under the Agreement.


Section III.   Trustee's Duties And Powers.
               ---------------------------

     3.1  Payment of Benefits and Other Costs.  Pursuant to
          -----------------------------------
written directions from the Committee, the Trustee shall pay benefits from the Fund and shall pay such expenses of the



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

Committee as are incidental to the operation and management of the Plan.

     3.2  Maintain Accounts.  The Trustee shall keep
          -----------------
accounts of transactions hereunder, which shall be open to inspection and audit by persons designated by the Committee or by the Company.

     3.3  Reports.  Within 90 days after the close of each
          -------
Plan Year and within 90 days after its removal or resignation, the Trustee shall file with the Committee an account of its administration of the Fund during such Plan Year or from the close of the preceding Plan Year to the date of removal or resignation. This account shall contain such information as is required for the Committee to comply with the reporting and disclosure provisions of ERISA. Neither the Company, the Committee, nor any other person shall be entitled to any further accounting by the Trustee.

     3.4  Powers of Trustee.
          -----------------

     (a) Expect as otherwise provided in paragraph (b) below, in executing its responsibilities as herein provided, and in addition to those powers given by law, the Trustee may:

     (1) invest and reinvest the Fund without distinction between principal and income in any form of property not prohibited by law (without restriction to investments authorized by state law for fiduciaries);



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

     (2) invest all or part of the Fund in deposits which bear a reasonable interest rate in any bank or similar financial institution supervised by the United States or any state;

     (3) hold cash uninvested and deposit the same with any banking, savings, or similar financial institution supervised by the United States or any state;

     (4) join in or oppose the reorganization, recapitalization, consolidation, sale, or merger of corporations or properties, including those in which it is interested as Trustee, upon such terms as it deems wise;

     (5) dispose of property held by it for such prices and on such terms as it deems best, without liability on the purchasers to see to the application of the purchase money or to the propriety of any such disposition;

     (6) borrow money for the purposes of the Plan upon such terms as the Trustee deems advisable, and pledge all or part of the Fund as security therefor, provided that no annuity or life insurance contract shall be pledged except to secure a loan to pay premiums thereon, and further provided that any pledge of annuity or life insurance contracts shall be pro rata among all such contracts. No persons lending to the Trustee need see to the application of money lent or to the propriety of the borrowing;

     (7) hold investments in nominee or bearer form;



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

     (8)  give proxies;

     (9) if the Plan permits investment in insurance, apply for, purchase, hold, and transfer any life insurance, retirement income, endowment, or annuity contract, and provide benefits by such contracts issued by duly licensed insurance companies, in accordance with written directions from the Committee;

     (10) deduct from and charge against the Fund any taxes paid by it which may be imposed upon the Fund or the income thereof, or which the Trustee is required to pay with respect to any person's interest in the Fund;

     (11) receive and withdraw from the Fund reim-bursement for reasonable expenses hereunder to the extent permitted by law (including legal fees) and charge the Fund, upon approval by the Committee, for the compensation and expenses of any independent accountant or actuary who may be employed from time to time by the Trustee, the Company or the Committee in connection with the Plan and this trust;

     (12) accept employment and thereafter act as agent for the Company or the Committee to perform multiple or ancillary services for the Plan, its Participants, and its beneficiaries. Nothing done by the Trustee as agent shall enlarge or increase in any manner the responsibilities or liabilities of the Trustee hereunder, which shall be governed solely by the terms of the Agreement and applicable law;



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

     (13) perform all such acts and exercise all such rights and privileges consistent with law and the terms of the Agreement, although not specifically mentioned herein, as the Trustee may deem necessary to control and manage the Fund and to carry out the purposes of the Agreement.

     (b) Notwithstanding the provisions of paragraph
(a) above, the Trustee shall not acquire or dispose of any qualifying employer securities (as defined in Section 407(d) (5) of ERISA) without the prior consent of the Committee.

     3.5  Insurance Company.  If the Trustee purchases
          -----------------
annuity, life insurance, or similar contracts from an insurance company, the insurance company shall not be deemed to be a party to the Agreement.

     3.6  Reliance on Certifications.
          --------------------------

     (a) A certification in writing by the Trustee as to the occurrence of any event contemplated by the Agreement or the Plan shall be conclusive evidence thereof and the insurance company shall be protected in relying upon such certification and shall incur no liability for so doing. With respect to any action under any such contract the insurance company may deal with the Trustee as the sole owner thereof and need not see that any action of the Trustee is authorized by the Agreement or the Plan. Any change made or action taken by an insurance company upon the direction of the Trustee shall fully discharge the insurance company from all liability with respect thereto, and it need not see to the distribution or further application of any monies paid by it to the Trustee or paid in accordance with the direction of the Trustee.

     (b) In any case in which the Trustee shall be requested by the Committee to certify to the occurrence of an event of which the Trustee has no personal knowledge, the Trustee shall rely, in making such certification, upon the written statement of the Committee concerning such event, and the Trustee shall have no responsibility or authority to make any independent investigation to verify any such written statement by the Committee.

     3.7  Litigation.  The Trustee need not engage in
          ----------
litigation unless first indemnified against expense by the Company or unless the litigation is occasioned by an alleged breach of the Trustee's fiduciary or other legal obligations.
The Trustee may consult with any legal counsel, including counsel for the Company or its own general counsel, with respect to meaning or construction of the Agreement, its obligations or duties hereunder, and any action or proceeding or question of law. In any action taken or omitted by the Trustee in good faith pursuant to the written advice of the Company's counsel, the Company shall indemnify and hold the Trustee harmless against litigation expenses and attorneys' fees occasioned by such action.



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

Section IV.  Miscellaneous Provisions.
             ------------------------

     4.1  Title; Number; Gender.  Titles for sections are
          ---------------------
for general information Only, and the Agreement shall not be construed by reference to such titles. Wherever required by context, the singular of any word used in the Agreement shall include the plural and the plural may be read in the singular. Words used in the masculine shall be read and construed in the feminine where they would so apply.

     4.2  Definitions.  Unless the context of the Agreement
          -----------
clearly indicates otherwise, the terms defined in the Plan, when used herein, shall have the same meaning as in the Plan.

     4.3  Assignment.  No benefit under the Agreement shall
          ----------
be subject to anticipation, assignment, or voluntary or involuntary alienation.

     4.4  Continued Employment.  Nothing in the Agreement shall
          --------------------
require the Company to retain any employee in its service.

     4.5  Reliance.  Any person dealing with the Trustee may
          --------
rely upon a copy of the Agreement and any amendments thereto certified to be true and correct by the Trustee

     4.6  Amendments.  The Company shall cause a copy of any
          ----------
amendment to the Plan to be delivered to the Trustee.

     4.7  Governing Law.  Construction, validity, and
          -------------
administration of the Agreement shall be governed by the laws of West Virginia, except to the extent preempted by ERISA.



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

     IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed as of the day and year first written above.


(SEAL)                                PETROLEUM DEVELOPMENT CORPORATION
                                      By: /s/ Steven R. Williams
                                          -------------------------------
                                             President

Attest: /s/ Dale G. Rettinger
       -------------------------
       Ass't Secretary

                                      UNION NATIONAL BANK OF WEST
                                      VIRGINIA

                                      By:  /s/ David K. Turner
                                          ---------------------------
                                             Senior Vice President

Attest: /s/ Donald E. Marang
       ------------------------
       Trust Investment Officer



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